BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Large Cap Value V.I. Fund

Supplement Dated October 30, 2006 to the
Prospectus dated May 1, 2006, as Supplemented

Effective October 30, 2006, the investment advisory fee for the BlackRock Large Cap Value V.I. Fund (the “Fund”) is 0.75% of its average daily net assets. For the period from September 29, 2006 through October 30, 2006, the investment advisory fee of the Fund was 0.65% of its average daily net assets. An error contained in one of the appendices to the original proxy statement sent to shareholders in connection with the August 15, 2006 shareholders’ meeting at which a new investment advisory agreement was approved incorrectly stated that the fee was 0.65% (instead of 0.75%) of the Fund’s average daily net assets. Consequently, although an investment advisory agreement with the incorrect rate of 0.65% was approved by shareholders and became effective as of September 29, 2006, the Fund decided to solicit approval of a new investment advisory agreement by its shareholders in order to correct the amount of the management fee rate to 0.75% of the Fund’s average daily net assets, which was the fee rate in effect prior to September 29, 2006. The new investment advisory agreement with a management fee rate of 0.75% of the Fund’s average daily net assets was approved by shareholders at the October 30, 2006 shareholders’ meeting and is effective as of October 30, 2006.

The information in the fee table relating to the Fund’s management fee under the section entitled “Fees and Expenses” is revised in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I	Class II	Class III

Management Fees	0.75%	0.75%	0.75%

Distribution (12b-1) Fees	None	0.15%*	0.25%*

Other Expenses (including transfer agency fees)(a)	0.10%	0.10%	0.10%

Total Annual Fund Operating Expenses	0.85%	1.00%*	1.10%*

*	During the fiscal year ended December 31, 2005, no distribution fees were accrued for Class II and Class III shares. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.
(a)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for these services.

The example under the section entitled “Fees and Expenses” is deleted in its entirety and replaced with the following:

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$87	$271	$471	$1,049

Class II	$102	$318	$552	$1,225

Class III	$112	$350	$606	$1,340